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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT -- MARCH 23, 2001



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.


                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)

                        Telephone Number: (904) 357-9100
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                                  RAYONIER INC.

                                TABLE OF CONTENTS

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
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                                                                           ----

Item 5.  Other Events                                                        1

Item 7.  Financial Statements and Exhibits                                   1

         Signature                                                           1

         Exhibit Index                                                       2
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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on March 22, 2001, attached as Exhibit 00.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 2.









                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RAYONIER INC. (Registrant)


                                           BY:     GERALD J. POLLACK
                                              ---------------------------
                                                   Gerald J. Pollack
                                               Senior Vice President and
                                                Chief Financial Officer


March 23, 2001



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
     EXHIBIT NO.                DESCRIPTION                 LOCATION
     ----------                 -----------                 --------
        00.1         News Release issued March 22, 2001     Filed herewith








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